                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): October 23, 1997
                                                  (October 9, 1997)


                          NEXTEL COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)


    Delaware                         0-19656                36-3939651
(State or other jurisdiction      (Commission File       (I.R.S. Employer
   of incorporation)                 Number)            Identification No.)

1505 Farm Credit Drive, Suite 100, McLean, Virginia            22102
     (Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code:       (703) 394-3000



         (Former name or former address, if changed since last report)

Item 5. Other Events.

Issuance of Senior Serial Redeemable Discount Notes due 2007

     On October 22, 1997, Nextel Communications, Inc. ("Nextel") completed the sale of $1,129.1 million principal amount at maturity of Senior
Serial Redeemable Discount Notes due 2007 (the "Notes"). The issue price of the Notes, which mature on October 31, 2007, was $619.96 per $1,000 principal amount at maturity (generating approximately $700 million in aggregate gross proceeds), representing a yield to maturity of 9.75% computed on a semi-annual bond equivalent basis from the date of issuance.
Cash interest will not accrue on the Notes prior to October 31, 2002. Commencing October 31, 2002, cash interest on the Notes will accrue and thereafter will be payable on April 30 and October 31 of each year (commencing April 30, 2003) at a rate of 9.75% per annum. The Notes are redeemable, at the option of Nextel at any time, in whole or in part, on or after October 31, 2002, at specified redemption prices plus accrued and unpaid interest. In addition, in the event of one or more sales by Nextel prior to October 31, 2000 of at least $125 million of its capital stock, a portion of the Notes not to exceed a maximum of 33-1/3% of the aggregate accreted value of the outstanding Notes may be redeemed at Nextel's option within 180 days after such sale from the net cash proceeds thereof at 109.75% of such accreted value to the date of redemption. The Notes are senior unsecured indebtedness of Nextel and rank pari passu in right of payment with all unsubordinated, unsecured indebtedness of Nextel, including indebtedness evidenced by Nextel's six outstanding issues of Senior Redeemable
Discount Notes, and will be senior in right of payment to all subordinated indebtedness of Nextel.

     The Notes were issued in a private placement transaction and have not been registered with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933 (the "Securities Act"), and may not be sold absent registration or an applicable exemption from the registration requirements. In connection with the issuance of the Notes, Nextel has agreed to use its best efforts to file with the Commission and cause to become effective a registration statement with respect to a registered offer to exchange the then outstanding Notes for Notes of equal value that have been registered pursuant to the Securities Act (the "Exchange Offer"). In the event that the Exchange Offer is not consummated prior to specified dates, additional incremental interest on the accreted value of the Notes will accrue until the Exchange Offer is consummated or certain other requirements are met.

     Terms of the Notes are set forth in the Indenture attached hereto as Exhibit 4.1, which is incorporated herein by reference, and the description of the terms of the Notes included herein is qualified by reference to such Indenture.

     Net cash proceeds from the sale of the Notes of approximately $682 million will be used by Nextel for general corporate purposes, including the refinancing of a portion of the Company's outstanding indebtedness.

     In connection with the sale of the Notes, Nextel, Nextel Finance Company, a wholly owned subsidiary of Nextel ("NFC"), and certain subsidiaries of Nextel entered into certain amendments to the agreements relating to Nextel's existing bank and vendor financing arrangements. These amendments are filed as Exhibits 4.2, 4.3 and 4.4 hereto. The press release announcing the transaction is filed as Exhibit 99.1 hereto.

Schedule 13D Filing

     Nextel has received a copy of a Schedule 13D filed with the Commission by Wendy P. McCaw pursuant to Section 13d-2(a) of the Securities and Exchange Act of 1934, which reports certain transactions involving the Class A
Common Stock of Nextel that are provided for in a marital settlement agreement between Mrs. McCaw and Craig O. McCaw. Nextel has been advised that the transactions reported in the Schedule 13D implement the recently announced agreement between Wendy P. McCaw and Craig O. McCaw relating to their marital dissolution as such agreement relates to the equity interest in Nextel held by Mr. McCaw and his affiliates. Based upon its review of the information contained in the Schedule 13D, Nextel does not currently anticipate that the implementation of the settlement agreement will have a material impact on the equity interest of Mr. McCaw and his affiliates in Nextel, or result in any material changes to the corporate governance of Nextel. Nextel does not anticipate that the transactions reported in the Schedule 13D will require or result in any material changes to the rights or obligations of Mr. McCaw and his affiliates pursuant to the agreements relating to their existing and potential investments in Nextel.

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (A)  Financial Statements of Business Acquired.
                Not applicable.

         (B)  Pro Forma Financial Information.
                Not applicable.

         (C)  Exhibits.

Exhibit No.              Exhibit Description
4.1              Indenture, dated as of October 22, 1997, between Nextel
                 Communications, Inc. and Harris Trust and Savings Bank, as
                 Trustee, relating to Nextel's Senior Serial Redeemable
                 Discount Notes due 2007.

4.2              Amendment No. 5 to Credit Agreement, dated as of October 9,
                 1997, amending the Credit Agreement dated as of September 27, 1996 between Nextel Communications, Inc., Nextel Finance
                 Company and the other Restricted Companies, the Lenders party thereto, Toronto Dominion (Texas), Inc., as Administrative
                 Agent and The Chase Manhattan Bank, as Collateral Agent.

4.3 Amendment No. 5 to Vendor Financing Agreement, dated as of October 9, 1997, amending the Amended, Restated and
                 Consolidated Credit Agreement, dated as of September 27, 1996 between Nextel Communications, Inc., Nextel Finance Company and the other Restricted Companies, Motorola, Inc. and NTFC
                 Capital Corporation.

4.4 Amendment No. 2 to Second Secured Vendor Financing Agreement dated as of October 9, 1997, amending the Second Secured
                 Vendor Financing Agreement dated as of August 19, 1997 among
                 Nextel Communications, Inc., Nextel Finance Company and the other Restricted Companies and the Vendor Lenders party thereto.

99.1             Press Release, dated October 15, 1997.

                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     NEXTEL COMMUNICATIONS, INC.



Date: October 23, 1997               By:   /s/Thomas J. Sidman
                                           Thomas J. Sidman
                                           Vice President and General Counsel

Exhibit No.              Exhibit Description
4.1              Indenture, dated as of October 22, 1997, between Nextel
                 Communications, Inc. and Harris Trust and Savings Bank, as
                 Trustee, relating to Nextel's Senior Serial Redeemable
                 Discount Notes due 2007.

4.2              Amendment No. 5 to Credit Agreement, dated as of October 9,
                 1997, amending the Credit Agreement dated as of September 27, 1996 between Nextel Communications, Inc., Nextel Finance
                 Company and the other Restricted Companies, the Lenders party thereto, Toronto Dominion (Texas), Inc., as Administrative
                 Agent and The Chase Manhattan Bank, as Collateral Agent.

4.3 Amendment No. 5 to Vendor Financing Agreement, dated as of October 9, 1997, amending the Amended, Restated and
                 Consolidated Credit Agreement, dated as of September 27, 1996 between Nextel Communications, Inc., Nextel Finance Company and the other Restricted Companies, Motorola, Inc. and NTFC
                 Capital Corporation.

4.4 Amendment No. 2 to Second Secured Vendor Financing Agreement dated as of October 9, 1997, amending the Second Secured
                 Vendor Financing Agreement dated as of August 19, 1997 among
                 Nextel Communications, Inc., Nextel Finance Company and the other Restricted Companies and the Vendor Lenders party thereto.

99.1             Press Release, dated October 15, 1997.